                                                                    EXHIBIT 99.2

================================================================================
                                                        Monthly Operating Report

  -------------------------------------------------
    CASE NAME:          EyeCorp, Inc.                            ACCRUAL Basis

    CASE NUMBER:        00-33410-BJH-11

    JUDGE:
  -------------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                          MONTH ENDING: July 31, 2000




 I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
   THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.


  RESPONSIBLE PARTY:

          /s/ Michael Yeary                              President
------------------------------------------       ---------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

              Michael Yeary                              8/20/2000
------------------------------------------       ---------------------------
    PRINTED NAME OF RESPONSIBLE PARTY                      DATE


  PREPARER:

           /s/ Karen G. Nicolaou                           Secretary
------------------------------------------       ---------------------------
      ORIGINAL SIGNATURE OF PREPARER                        TITLE

          Karen G. Nicolaou                               8/20/2000
------------------------------------------       ---------------------------
    PRINTED NAME OF RESPONSIBLE PARTY                        DATE


================================================================================

                               PAGE 1 OF 1 PAGES

============================================================================================================================
                                                                                    Monthly Operating Report
  -----------------------------------
     CASE NAME: EYECORP, INC.

     CASE NUMBER:   00-33410-BJH-11                                                       ACCRUAL BASIS-1
  -----------------------------------

-------------------------------------
           COMPARATIVE BALANCE SHEET
                   UNAUDITED                                                  ******** AMOUNTS ARE UNAUDITED *******
----------------------------------------------------------------------------------------------------------------------------
                                             SCHEDULE       JAN  FEB MAR   APR      MAY           JUN           JUL
     ASSETS                                   AMOUNT  (1)
----------------------------------------------------------------------------------------------------------------------------
       1    UNRESTRICTED CASH                   141,789                              142,575       146,010       150,069
----------------------------------------------------------------------------------------------------------------------------
       2    RESTRICTED CASH                           -                                    -             -             -
----------------------------------------------------------------------------------------------------------------------------
       3    TOTAL CASH                          141,789                              142,575       146,010       150,069
----------------------------------------------------------------------------------------------------------------------------
       4    ACCOUNTS RECEIVABLE (NET)                 -                                    -             -             -
----------------------------------------------------------------------------------------------------------------------------
       5    INVENTORY                                 -                                    -             -             -
----------------------------------------------------------------------------------------------------------------------------
       6    NOTES REC (SEE SCHEDULE)          1,643,762                            1,636,605     1,633,940     1,630,617
----------------------------------------------------------------------------------------------------------------------------
       7    PREPAID EXPENSES                     79,760                               79,760        79,760        79,760
----------------------------------------------------------------------------------------------------------------------------
       8    OTHER (ATTACH LIST)               2,794,112                            2,795,248     2,809,167     2,841,525
----------------------------------------------------------------------------------------------------------------------------
       9    TOTAL CURRENT ASSETS              4,659,423                            4,654,188     4,668,876     4,701,970
----------------------------------------------------------------------------------------------------------------------------
      10    PROPERTY, PLANT & EQUIPMENT         307,283                            5,172,812     5,172,812     5,172,812
----------------------------------------------------------------------------------------------------------------------------
      11    LESS: ACCUM DEPRECATION                   -                           (2,099,983)   (2,099,983)   (2,099,983)
----------------------------------------------------------------------------------------------------------------------------
      12    NET PROPERTY, PLANT & EQUIP         307,283                            3,072,828     3,072,828     3,072,828
----------------------------------------------------------------------------------------------------------------------------
      13    DUE FROM INSIDERS                         -                                    -             -             -
----------------------------------------------------------------------------------------------------------------------------
      14    OTHER ASSETS                              -                                    -             -             -
----------------------------------------------------------------------------------------------------------------------------
      15    OTHER (ATTACH LIST)               3,476,462                                    -             -             -
----------------------------------------------------------------------------------------------------------------------------
      16    TOTAL ASSETS                      8,443,168                            7,727,017     7,741,704     7,774,799
============================================================================================================================
     POSTPETITION LIABILITIES
----------------------------------------------         ---------------------------------------------------------------------
      17    ACCOUNTS PAYABLE                                                               -             -         6,700
----------------------------------------------         ---------------------------------------------------------------------
      18    TAXES PAYABLE                                                                  -             -             -
----------------------------------------------         ---------------------------------------------------------------------
      19    NOTES PAYABLE                                                                  -             -             -
----------------------------------------------         ---------------------------------------------------------------------
      20    PROFESSIONAL FEES                                                              -             -             -
----------------------------------------------         ---------------------------------------------------------------------
      21    SECURED DEBT                                                                   -             -             -
----------------------------------------------         ---------------------------------------------------------------------
      22    OTHER (ATTACH LIST)                                                          125           250            85
----------------------------------------------         ---------------------------------------------------------------------
      23    TOTAL POSTPETITION LIABILITIES                                               125           250         6,785
============================================================================================================================
     PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
      24    SECURED DEBT                              -                                    -             -             -
----------------------------------------------------------------------------------------------------------------------------
      25    PRIORITY DEBT                        73,584                               73,534        73,534        73,534
----------------------------------------------------------------------------------------------------------------------------
      26    UNSECURED DEBT               (2)      6,916                                6,966         7,026           110
----------------------------------------------------------------------------------------------------------------------------
      27    OTHER (ATTACH LIST)                       -                                    -             -             -
----------------------------------------------------------------------------------------------------------------------------
      28    TOTAL PREPETITION LIABILITIES        80,500                               80,500        80,560        73,644
----------------------------------------------------------------------------------------------------------------------------
      29    TOTAL LIABILITIES                    80,500                               80,625        80,810        80,429
============================================================================================================================
     EQUITY
----------------------------------------------------------------------------------------------------------------------------
      30    PREPETITION OWNERS EQUITY         8,362,668                            7,648,971     7,678,037     7,751,280
----------------------------------------------------------------------------------------------------------------------------
      31    POSTPETITION CUMULATIVE PROFIT
            OR (LOSS)                                                                  2,580        17,142        56,911
----------------------------------------------         ---------------------------------------------------------------------
      32    DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)                                                           -             -             -
----------------------------------------------------------------------------------------------------------------------------
      33    TOTAL EQUITY                                                           7,646,392     7,660,894     7,694,370
----------------------------------------------------------------------------------------------------------------------------
      34    TOTAL LIABILITIES & OWNERS EQUITY 8,443,168                            7,727,017     7,741,704     7,774,799
----------------------------------------------------------------------------------------------------------------------------
                                                      -
============================================================================================================================

     (1) The balances reported in the "Schedule Amount" column represent the "estimated value of the debtors interest in property, without deducting any secured claim or exemption." The balances in the monthly columns represent EyeCorp's historical cost basis in the asset, net of any allowance for the impairment of the asset.

     (2) The decrease in unsecured debt relates to an accrual recorded in 4/00 for an overdrawn bank account. In 7/00, EyeCorp learned that the overdrawn account notice was an error on behalf of the bank and no liability exists. Therefore, the accrual was reversed in the 7/00 period.

                              PAGE: 1 OF 1 PAGES

                                                            DETAIL SCHEDULE
------------------------------------------------------      ACCRUAL BASIS 1
 CASE NAME: EYECORP, INC.

 CASE NUMBER:   00-33410-BJH-11                            MONTH:    July 2000

------------------------------------------------------

                                                             ******** AMOUNTS ARE UNAUDITED *******
 ITEM                                                     SCHEDULE
 NO                      DESCRIPTION                       AMOUNT            MAY        JUN        JUL
==========================================================================================================

  6     NOTES RECEIVABLE
        ==============================================

                   CRIGLER                                     28,000         28,000     28,000      28,000
                   GLAZER                                     135,823        135,823    135,823     135,823
                   GRAY                                        48,794         48,794     48,794      48,794
                   HORA                                         6,293          6,293      6,293       6,293
                   HORA                                        44,776         44,776     44,776      44,776
                   JONES                                       40,650         40,650     40,650      40,650
                   MOTHERSHED                                 171,324        171,324    171,324     171,324
                   MOTHERSHED                                   2,036          1,994      1,994       1,994
                   MOTHERSHED                                   6,515          5,933      5,637       5,637
                   NUCKLES                                     60,777         60,777     60,777      60,777
                   RAMOS                                       34,967         34,967     34,967      34,967
                   SCOTT                                       31,195         31,195     31,195      31,195
                   SHUM                                        17,960         17,960     17,960      17,960
                   VITREORETINAL FOUNDATION, PLLC           1,282,183      1,282,183  1,282,183   1,282,183
                   DECLARK                                      3,188          3,188      3,188       3,188
                   BURCH                                       15,803         15,803     15,803      15,803
                   FRANKLIN PARK EYE CENTER                    49,732         49,732     49,732      49,732
                   RITACCA                                     34,660         34,660     34,660      34,660
                   CARO                                       192,841        192,841    192,841     192,841
                   BOSTICK                                    128,638        128,638    128,638     128,638
                   OHIO ALLIANCE                              150,923        150,923    150,923     150,923
                   SHUM                                         3,589          3,589      3,589       3,589
                   BAKER                                       17,678         15,841     15,841      14,907
                   BETER                                        8,915          7,474      6,752       6,024
                   BETER                                       27,565         24,310     22,663      21,002
                   GLAZER                                     110,000        110,000    110,000     110,000
                   REMKE                                      102,248        102,248    102,248     102,248
                   RANDLE                                      16,950         16,950     16,950      16,950
                   MOTHERSHED                                  17,549         17,549     17,549      17,549
                   DICKSON OPTICAL                              9,694          9,694      9,694       9,694
                   DICKSON OPTICAL                             50,300         50,300     50,300      50,300
                   DICKSON OPTICAL                            188,023        188,023    188,023     188,023
                   SITES                                        8,924          8,924      8,924       8,924
                   SITES                                        7,360          7,360      7,360       7,360
                                                          -------------   ---------------------------------

               TOTAL NOTES RECEIVABLE                       3,055,873      3,048,716  3,046,050   3,042,728
               ESTIMATED RESERVE AMOUNT                    (1,412,111)    (1,412,111)(1,412,111) (1,412,111)
                                                          -------------   ---------------------------------
               ESTIMATED NET PRINCIPAL BALANCE              1,643,762      1,636,605 1,633,940    1,630,617
                                                          =============   =================================

                               PAGE: 1 OF 3 PAGES

                                                            DETAIL SCHEDULE

------------------------------------------------------      ACCRUAL BASIS 1
 CASE NAME: EYECORP, INC.

 CASE NUMBER:   00-33410-BJH-11                            MONTH:   July 2000

------------------------------------------------------

                                                             ******** AMOUNTS ARE UNAUDITED *******
 ITEM                                                     SCHEDULE
  NO                     DESCRIPTION                       AMOUNT            MAY        JUN        JUL
====================================================================================================================

7     PREPAID EXPENSES
      ============================================

               CLOUGH & DOUGHERTY, PLLC - RETAINER             12,500      12,500    12,500      12,500
               DAVID SEGERS -RETAINER                           7,260       7,260     7,260       7,260
               ANDREWS & KURTH - RETAINER                      45,000      45,000    45,000      45,000
               WATKINS & EAGER, PLLC - RETAINER                 5,000       5,000     5,000       5,000
               JACKSON WALKER, LLP - RETAINER                  10,000      10,000    10,000      10,000
                                                        -------------    -------------------------------
          TOTAL PREPAID EXPENSES                               79,760      79,760    79,760      79,760
                                                        =============    ===============================


  8   OTHER CURRENT ASSETS
      ==============================================

          CASH IN CONSOLIDATION ACCOUNT PRG, INC.  (see Note 2)2,707,001   2,707,001 2,707,001   2,707,001

      WC LINE OF CREDIT ADVANCE PER PRVISION OF
          MANAGEMENT SERVICE AGREEMENTS
               1310 VITALE                                     24,275      24,275     24,275      24,275
               2413 COLEMAN                                    32,887      32,887     32,887      32,887
                                                        -------------  --------------- -----------------
               TOTAL WC LINE OF CREDIT ADVANCED                57,162      57,162     57,162      57,162
               ESTIMATED RESERVE AMOUNT                       (45,730)    (45,730)   (45,730)    (45,730)
                                                        -------------  ---------------------------------
               ESTIMATED NET PRINCIPAL BALANCE                 11,432      11,432     11,432      11,432

               ACCRUED INTEREST ON NOTES RECEIVABLE            75,679      76,815     90,733     123,091
                                                        -------------  ---------------------------------

          TOTAL OTHER CURRENT ASSETS                        2,794,112   2,795,248  2,809,166   2,841,525
                                                        =============  =================================



 15   OTHER NON-CURRENT ASSETS
      ==============================================

               EST. VALUE OF ASSETS & CONTRACTUAL
               ARRANGEMENTS (see Notes 1)                   3,476,462
                                                        -------------  ---------------------------------
          TOTAL OTHER NON-CURRENT ASSETS                    3,476,462           -         -           -
                                                        =============  =================================

Note 1 EYECORP, INC. HAS CONTRACTUAL ARRANGEMENTS WITH APPROXIMATELY 24 OPTHALMIC AND OPTOMETRIC MEDICAL PRACTICES AND AMBULATORY SURGERY CENTERS. EYECORP, INC. HAS ESTIMATED THE VALUE OF THESE CONTRACTUAL ARRANGEMENTS, DISCOUNTED FOR THE UNCERTAINTIES ASSOCIATED WITH REALIZATION THEREOF, TO BE $3,476,462, EXCLUDING THE VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES AND SURGERY CENTERS BY EYECORP, INC.

Note 2 AMOUNT REPRESENTS AMOUNTS TRANSFERRED TO PRG LESS OVERHEAD ALLOCATED FROM PRG.

                              PAGE: 2 OF 3 PAGES

                                                           DETAIL SCHEDULE
----------------------------------------                   ACCRUAL BASIS 1
 CASE NAME: EYECORP, INC.

 CASE NUMBER:   00-33410-BJH-11                            MONTH:  July 2000

----------------------------------------

                                                             ******** AMOUNTS ARE UNAUDITED *******
 ITEM                                                     SCHEDULE
  NO                     DESCRIPTION                       AMOUNT            MAY        JUN        JUL
==========================================================================================================

 22     OTHER POST-PETITION LIABILITIES
        ==============================================


               ACCRUAL FOR US TRUSTEE FEE                                    125       250          85
                                                          -------------    -------------------------------

                                                                      -      125       250          85
                                                          =============    ===============================

                              PAGE: 3 of 3 PAGES

================================================================================

                                                                            Monthly Operating Report
      --------------------------------
      CASE NAME: EYECORP, INC.

      CASE NUMBER:   00-33410-BJH-11                                           ACCRUAL BASIS - 2

      --------------------------------

---------------------------------------
INCOME STATEMENT                                                 ******** AMOUNTS ARE UNAUDITED *******
UNAUDITED
-------------------------------------------------------------------------------------------------------
                                                                   MAY        JUN        JUL      TOTAL
REVENUES
-------------------------------------------------------------------------------------------------------
      1   GROSS REVENUES                                             -          -          -          -
-------------------------------------------------------------------------------------------------------
      2   LESS: RETURNS & DISCOUNTS                                  -          -          -          -
-------------------------------------------------------------------------------------------------------
      3   NET REVENUE                                                -          -          -          -
-------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------
      4   MATERIAL                                                   -          -          -          -
-------------------------------------------------------------------------------------------------------
      5   DIRECT LABOR                                               -          -          -          -
-------------------------------------------------------------------------------------------------------
      6   DIRECT OVERHEAD                                            -          -          -          -
-------------------------------------------------------------------------------------------------------
      7   TOTAL COST OF GOODS SOLD                                   -          -          -          -
=======================================================================================================
      8   GROSS PROFIT                                               -          -          -          -
-------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------
      9   OFFICER/INSIDER COMPENSATION                               -                     -          -
-------------------------------------------------------------------------------------------------------
     10   SELLING & MARKETING                                        -                     -          -
-------------------------------------------------------------------------------------------------------
     11   GENERAL & ADMINISTRATIVE                                   -        105      6,740      6,845
-------------------------------------------------------------------------------------------------------
     12   RENT & LEASE                                               -          -          -
-------------------------------------------------------------------------------------------------------
     13   OTHER (ATTACH LIST)                                        -          -          -          -
-------------------------------------------------------------------------------------------------------
     14   TOTAL OPERATING EXPENSES                                   -        105      6,740      6,845
=======================================================================================================
          INCOME(LOSS) BEFORE NON-
     15   OPERATING INCOME & EXPENSE                                 -       (105)    (6,740)    (6,845)
-------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
-------------------------------------------------------------------------------------------------------
     16   NON-OPERATING INCOME                                   2,705     14,793     46,594     64,091
-------------------------------------------------------------------------------------------------------
     17   NON-OPERATING EXPENSE                                      -          -          -          -
-------------------------------------------------------------------------------------------------------
     18   INTEREST EXPENSE                                           -          -          -          -
-------------------------------------------------------------------------------------------------------
     19   DEPRECIATION/DEPLETION                                     -          -          -          -
-------------------------------------------------------------------------------------------------------
     20   AMORTIZATION                                               -          -
-------------------------------------------------------------------------------------------------------
     21   OTHER (ATTACH LIST)                                        -          -          -
-------------------------------------------------------------------------------------------------------
     22   NET OTHER INCOME & EXPENSES                            2,705     14,793     46,594     64,091
-------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------
     23   PROFESSIONAL FEES                                                                -          -
-------------------------------------------------------------------------------------------------------
     24   U.S. TRUSTEE FEES                                        125        125         85        335
-------------------------------------------------------------------------------------------------------
     25   OTHER (ATTACH LIST)                                                              -          -
-------------------------------------------------------------------------------------------------------
     26   TOTAL REORGANIZATION EXPENSES                            125        125         85        335
-------------------------------------------------------------------------------------------------------
     27   INCOME TAX                                                                       -          -
-------------------------------------------------------------------------------------------------------
     28   NET PROFIT (LOSS)                                      2,580     14,563     39,769     56,911
-------------------------------------------------------------------------------------------------------

================================================================================

                              PAGE: 1 OF 1 PAGES


                                                                            DETAIL SCHEDULES
-------------------------------------------------------------
 CASE NAME: EYECORP, INC.                                                    ACCRUAL BASIS 2

 CASE NUMBER:   00-33410-BJH-11                                 MONTH:          July 2000

-------------------------------------------------------------


 ITEM                                                                       *** AMOUNTS ARE UNAUDITED ***

  NO                         DESCRIPTION                         MAY           JUN           JUL
=========================================================================  ============  ============
  11      GENERAL & ADMINISTRATIVE:
          ===================================================

              OUTSIDE ADMINISTRATION FEES                                           105            85
              CONSULTING FEES (SEGERS)                                                          6,655

            TOTAL GENERAL & ADMINISTRATIVE                              -           105         6,740
                                                             ============  ============  ============


  16      NON-OPERATING INCOME
          ====================================================

              GAIN (LOSS) ON SALE OF ASSETS                             -             -             -
              TAX REFUND                                                -             -             -
              INTEREST INCOME                                       2,705        14,793        39,678
              MISCELLANEOUS  (See Note 1)                               -             -         6,916
                                                             ------------  ------------  ------------

            TOTAL OTHER INCOME & EXPENSE                            2,705        14,793        46,594
                                                             ============  ============  ============

          (1) The miscellaneous relates to an accrual recorded in 4/00 for an overdrawn bank account. In 7/00, EyeCorp learned that the overdrawn account notice was an error on behalf of the bank and no liability exists. Therefore, the accrual was reversed in the 7/00 period.


                              PAGE: 1 OF 1 PAGES

=======================================================================================================================
                                                                        Monthly Operating Report
      -------------------------------
      CASE NAME: EYECORP, INC.

      CASE NUMBER:   00-33410-BJH-11                                         ACCRUAL BASIS-3
      -------------------------------
                                                                   ****** AMOUNTS ARE UNAUDITED ******
                                                               -------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                                     MAY               JUN              JUL             TOTAL
      DISBURSEMENTS - UN AUDITED
-----------------------------------------------------------------------------------------------------------------------
        1    BEGINNING BALANCE                             141,789           142,575          146,010           146,010
-----------------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
        2    CASH SALES                                          -                                  -                 -
-----------------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------
        3    PREPETITION                                                                            -                 -
-----------------------------------------------------------------------------------------------------------------------
        4    POSTPETITION                                                                           -                 -
-----------------------------------------------------------------------------------------------------------------------
        5    TOTAL OPERATING RECEIPTS                            -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
      NON-OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------
        6    LOANS & ADVANCES (ATTACH LIST)                      -                                  -                 -
-----------------------------------------------------------------------------------------------------------------------
        7    SALE OF ASSETS                                                                         -                 -
-----------------------------------------------------------------------------------------------------------------------
        8    OTHER (ATTACH LIST)                               786             3,540            4,349             4,349
-----------------------------------------------------------------------------------------------------------------------
        9    TOTAL NON-OPERATING RECEIPTS                      786             3,540            4,349             4,349
=======================================================================================================================
       10    TOTAL RECEIPTS                                    786             3,540            4,349             4,349
=======================================================================================================================
       11    TOTAL CASH AVAILABLE                          142,575           146,115          150,359           150,359
-----------------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------
       12    NET PAYROLL                                         -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       13    PAYROLL TAXES PAID                                  -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       14    SALES, USE & OTHER TAXES PAID                       -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       15    SECURED/ RENTAL/ LEASES (NOTE 1)                    -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       16    UTILITIES                                           -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       17    INSURANCE                                           -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       18    INVENTORY PURCHASES                                 -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       19    VEHICLE EXPENSE                                     -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       20    TRAVEL                                              -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       21    ENTERTAINMENT - ONSITE MEALS                        -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       22    REPAIRS & MAINTENANCE                               -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       23    SUPPLIES                                            -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       24    ADVERTISING                                         -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       25    OTHER (ATTACH LIST)                                 -               105               40                40
-----------------------------------------------------------------------------------------------------------------------
       26    TOTAL OPERATING DISBURSEMENTS                       -               105               40                40
-----------------------------------------------------------------------------------------------------------------------
      REORGANIZATION FEES
-----------------------------------------------------------------------------------------------------------------------
       27    PROFESSIONAL FEES                                   -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       28    U. S. TRUSTEE FEES                                  -                 -              250               250
-----------------------------------------------------------------------------------------------------------------------
       29    OTHER (ATTACH LIST)                                 -                 -                -                 -
-----------------------------------------------------------------------------------------------------------------------
       30    TOTAL REORGANIZATION EXPENSES                       -                 -              250               250
-----------------------------------------------------------------------------------------------------------------------
       31    TOTAL DISBURSEMENTS                                 -               105              290               290
-----------------------------------------------------------------------------------------------------------------------
       32    NET CASH FLOW                                     786             3,435            4,059             4,059
-----------------------------------------------------------------------------------------------------------------------
       33    CASH - END OF MONTH                           142,575           146,010          150,069           150,069
-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================

                               PAGE 1 OF 1 PAGES

                                                                      DETAIL SCHEDULES
------------------------------------------------------------           ACCRUAL BASIS 3
 CASE NAME: EYECORP, INC.
                                                                        MONTH:                 July 2000
 CASE NUMBER:   00-33410-BJH-11

------------------------------------------------------------


  ITEM                                                                                  *** AMOUNTS ARE UNAUDITED ***

   NO                           DESCRIPTION                                MAY               JUN               JUL
=====================================================================================  ================  ================
         NON OPERATING RECEIPTS
         ===================================================

   8     OTHER:

           COLLECTION ON RECEIVABLE                                                              2,666             3,323
           INTEREST INCOME                                                       786               874             1,026
                                                                     ----------------  ----------------  ----------------

           SUBTOTAL OTHER RECEIPTS                                               786             3,540             4,349
                                                                     ================  ================  ================

         TOTAL NON OPERATING RECEIPTS                                            786             3,540             4,349
                                                                     ================  ================  ================


   25    OTHER OPERATING DISBURSEMENTS
         ===================================================

           OUTSIDE ADMINISTRATION FEES                                                             105                40
           TAX LIABILITY  -  CURRENT PORTION
                                                                     ----------------  ----------------  ----------------

           TOTAL OTHER OPERATING DISBURSEMENTS                                     -               105                40
                                                                     ================  ================  ================

                               PAGE 1 OF 1 PAGES

==============================================================================================================
                                                                                  Monthly Operating Report
      --------------------------------------
      CASE NAME: EYECORP, INC.
                                                                                        ACCRUAL BASIS-4
      CASE NUMBER:   00-33410-BJH-11
     ---------------------------------------

                             ********** ALL AMOUNTS ARE UNAUDITED **********

--------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE
      ACCOUNTS RECEIVABLE AGING                    AMOUNT            MAY             JUNE             JULY
--------------------------------------------------------------------------------------------------------------
       1      0 - 60                                        -
--------------------------------------------------------------------------------------------------------------
       2     31 - 60                                        -
--------------------------------------------------------------------------------------------------------------
       3     61 - 90                                        -
--------------------------------------------------------------------------------------------------------------
       4     91 +                                           -
==============================================================================================================
       5    TOTAL ACCOUNTS RECEIVABLE                       -               -                -               -
--------------------------------------------------------------------------------------------------------------
       6    AMOUNT CONSIDERED UNCORRECTABLE                 -               -                -               -
==============================================================================================================
       7    ACCOUNTS RECEIVABLE (NET)                       -               -                -               -
==============================================================================================================

----------------------------------------
      AGING OF POSTPETITION TAXES                                      MONTH:            July 2000
      AND PAYABLES                                                            --------------------------------
--------------------------------------------------------------------------------------------------------------
      TAXES PAYABLE                               0 - 30 DAYS      31 - 60 DAYS    61 - 90 DAYS      TOTAL
--------------------------------------------------------------------------------------------------------------
       1    FEDERAL                                         -                                                -
--------------------------------------------------------------------------------------------------------------
       2    STATE                                           -                                                -
--------------------------------------------------------------------------------------------------------------
       3    LOCAL                                           -                                                -
--------------------------------------------------------------------------------------------------------------
       4    OTHER (ATTACH LIST)                                                                              -
==============================================================================================================
       5    TOTAL TAXES PAYABLE                                             -                -               -
==============================================================================================================
--------------------------------------------------------------------------------------------------------------
       6    ACCOUNTS PAYABLE                            6,700               -                            6,700
==============================================================================================================
----------------------------------------
STATUS OF POSTPETITION TAXES                                           MONTH:            July 2000
                                                                              --------------------------------
--------------------------------------------------------------------------------------------------------------
                                              BEGINNING TAX                                         ENDING TAX
FEDERAL (ADP REPORTS ATTACHED)                  LIABILITY*          AMOUNT WITHHELD   AMOUNT PAID   LIABILITY
--------------------------------------------------------------------------------------------------------------
       1    WITHHOLDING  **                                 -               -               -                -
--------------------------------------------------------------------------------------------------------------
       2    FICA-EMPLOYEE  **                               -               -               -                -
--------------------------------------------------------------------------------------------------------------
       3    FICA-EMPLOYER  **                               -               -               -                -
--------------------------------------------------------------------------------------------------------------
       4    UNEMPLOYMENT                                    -               -               -                -
--------------------------------------------------------------------------------------------------------------
       5    INCOME                                          -               -               -                -
--------------------------------------------------------------------------------------------------------------
       6    OTHER(ATTACH LIST)                              -               -               -                -
==============================================================================================================
       7    TOTAL FEDERAL TAXES                             -               -               -                -
==============================================================================================================
      STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------
       8    WITHHOLDING                                     -               -               -                -
--------------------------------------------------------------------------------------------------------------
       9    SALES                                           -               -               -                -
--------------------------------------------------------------------------------------------------------------
      10    EXCISE                                          -               -               -                -
--------------------------------------------------------------------------------------------------------------
      11    UNEMPLOYMENT (Note 1)                           -               -               -                -
--------------------------------------------------------------------------------------------------------------
      12    REAL PROPERTY                                   -               -               -                -
--------------------------------------------------------------------------------------------------------------
      13    PERSONAL PROPERTY                               -               -               -                -
--------------------------------------------------------------------------------------------------------------
      14    OTHER (ATTACH LIST)                             -               -               -                -
==============================================================================================================
      15    TOTAL STATE & LOCAL                             -               -               -                -
==============================================================================================================
      16    TOTAL TAXES                                     -               -               -                -
==============================================================================================================

         * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

==============================================================================================================

                               PAGE: 1 OF 1 PAGES

====================================================================================================================================
                                                                                   Monthly Operating Report
     ------------------------------------
      CASE NAME: EYECORP, INC.
                                                                                       ACCRUAL BASIS-5
      CASE NUMBER:   00-33410-BJH-11

     ------------------------------------

      The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                       ********** ALL AMOUNTS ARE UNAUDITED **********

     -------------------------------------------
               BANK RECONCILIATIONS                                   MONTH:                 July 2000
                                                                            --------------------------------------
     -------------------------------------------------------------------------------------------------------------
       A.     BANK                                    SWBOT            SWBOT
     ------------------------------------------------------------------------------------------
       B.     ACCOUNT NUMBER                          337370          9337370                            TOTAL
     ------------------------------------------------------------------------------------------
       C.     PURPOSE (TYPE)                         OPERATING         SWEEP
     =============================================================================================================
         1    BALANCE PER BANK STATEMENT                   3,308          146,801                         150,109
     -------------------------------------------------------------------------------------------------------------
         2    ADD: TOTAL DEPOSITS NOT CREDITED                                                                  -
     -------------------------------------------------------------------------------------------------------------
         3    SUBTRACT: OUTSTANDING CHECKS                    40                -                              40
     -------------------------------------------------------------------------------------------------------------
         4    OTHER RECONCILING ITEMS                                                                           -
     -------------------------------------------------------------------------------------------------------------
         5    MONTH END BALANCE PER BOOKS                  3,268          146,801                         150,069
     -------------------------------------------------------------------------------------------------------------
         6    NUMBER OF LAST CHECK WRITTEN
     =============================================================================================================


     -------------------------------------------
                INVESTMENT ACCOUNTS                                   MONTH:                 July 2000
                                                                            --------------------------------------
     -------------------------------------------------------------------------------------------------------------
                                                      DATE OR           TYPE OF      PURCHASE            CURRENT
      BANK ACCOUNT NAME AND NUMBER                   PURCHASE         INSTRUMENT       PRICE              VALUE
     -------------------------------------------------------------------------------------------------------------
         7
     -------------------------------------------------------------------------------------------------------------
         8
     -------------------------------------------------------------------------------------------------------------
         9
     -------------------------------------------------------------------------------------------------------------
        10
     =============================================================================================================
        11    TOTAL INVESTMENTS                                                             -                   -
     =============================================================================================================

     -------------------------------------------
                      CASH
     -------------------------------------------------------------------------------------------------------------

        12    CURRENCY ON HAND                                                                                  -
     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------
        13    TOTAL CASH - END OF MONTH                                                                   150,069
     -------------------------------------------------------------------------------------------------------------
===================================================================================================================================

                              PAGE: 1 OF 1 PAGES

====================================================================================================================================
                                                                        Monthly Operating Report
     ------------------------------------
      CASE NAME: EYECORP, INC.

      CASE NUMBER: 00-33410-BJH-11                                          ACCRUAL BASIS-6

     ------------------------------------

                                                                                   MONTH:         July 2000
                                                                                          --------------------------

                ********** ALL AMOUNTS ARE UNAUDITED **********

     ---------------------------------------------------
      PAYMENTS TO INSIDERS AND PROFESSIONALS
     ---------------------------------------------------

      OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY
      CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ---------------------------------------------------------------------------------------------
                                               INSIDERS
     ---------------------------------------------------------------------------------------------
                       NAME                  TYPE OF             AMOUNT           TOTAL PAID
                                             PAYMENT              PAID              TO DATE
     ---------------------------------------------------------------------------------------------
         1
     ---------------------------------------------------------------------------------------------
         2
     ---------------------------------------------------------------------------------------------
         3
     ---------------------------------------------------------------------------------------------
               SUBTOTAL                                                    -                    -
     ---------------------------------------------------------------------------------------------
         4
     ---------------------------------------------------------------------------------------------
         5
     ---------------------------------------------------------------------------------------------
         6
     ---------------------------------------------------------------------------------------------
         6     TOTAL PAYMENTS TO INSIDERS                                  -                    -
     ---------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
                                                             PROFESSIONALS
     -----------------------------------------------------------------------------------------------------------------------------
                                               DATE OF COURT                                                             TOTAL
                       NAME                  ORDER AUTHORIZING    AMOUNT                           TOTAL PAID TO       INCURRED &
                                                  PAYMENT        APPROVED         AMOUNT PAID           DATE          UNPAID * (1)
     -----------------------------------------------------------------------------------------------------------------------------
       1                                                                                                      -
     -----------------------------------------------------------------------------------------------------------------------------
       2                                                                                        -             -
     -----------------------------------------------------------------------------------------------------------------------------
       3                                                                                        -             -                 -
     -----------------------------------------------------------------------------------------------------------------------------
       4                                                                                                                        -
     -----------------------------------------------------------------------------------------------------------------------------
       5       TOTAL PAYMENTS TO                                           -                    -             -                 -
                 PROFESSIONALS
     -----------------------------------------------------------------------------------------------------------------------------

        *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.

-------------------------------------------------------------------------------
 POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------
                                              SCHEDULED
                                               MONTHLY           AMOUNTS PAID     TOTAL UNPAID
           NAME OF CREDITOR                  PAYMENTS DUE        DURING MONTH     POSTPETITION
     ---------------------------------------------------------------------------------------------
       1                                                                                        -
     ---------------------------------------------------------------------------------------------
       2
     ---------------------------------------------------------------------------------------------
       3
     ---------------------------------------------------------------------------------------------
       4
     ---------------------------------------------------------------------------------------------
       5
     ---------------------------------------------------------------------------------------------
       6   TOTAL
     ---------------------------------------------------------------------------------------------
====================================================================================================================================

                              PAGE: 1 OF 1 PAGES

================================================================================================================
---------------------------------------------------------------------
CASE NAME: EYECORP, INC.                                                                MONTHLY OPERATING REPORT

CASE NUMBER:   00-33410-BJH-11                                                             ACCRUAL BASIS - 7
---------------------------------------------------------------------
---------------------------------------------------------------------

                       QUESTIONNAIRE                                               MONTH:              July 2000
                                                                                                       ---------
--------------------------------------------------------------------------------------------------------------
                                                                                     YES             NO
--------------------------------------------------------------------------------------------------------------
  1  Have any assets been sold or transferred outside the normal
     course of business in this reporting period?                                                    X
--------------------------------------------------------------------------------------------------------------
  2  Have any funds been disbursed from any account other than
   a debtor in possession account?                                                                   X
--------------------------------------------------------------------------------------------------------------
  3  Are any postpetition receivables (accounts, notes or loans)
     due from related parties?                                                                       X
--------------------------------------------------------------------------------------------------------------
  4  Have any payments been made on prepetition liabilities this
     reporting period?                                                                               X
--------------------------------------------------------------------------------------------------------------
  5  Have any postpetition loans been received by the debtor
     from any party?                                                                                 X
--------------------------------------------------------------------------------------------------------------
  6  Are any postpetition payroll taxes past due?                                                    X
--------------------------------------------------------------------------------------------------------------
  7  Are any postpetition state or federal income taxes past due?                                    X
--------------------------------------------------------------------------------------------------------------
  8  Are any postpetition real estate taxes past due?                                                X
--------------------------------------------------------------------------------------------------------------
  9  Are any other postpetition taxes past due?                                                      X
--------------------------------------------------------------------------------------------------------------
  10 Are any amounts owed to postpetition creditors delinquent?                                      X
--------------------------------------------------------------------------------------------------------------
  11 Have any prepetition taxes been paid during the reporting period?                               X
--------------------------------------------------------------------------------------------------------------
  12 Are any wage payments past due.                                                                 X
--------------------------------------------------------------------------------------------------------------

    If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                         INSURANCE
--------------------------------------------------------------------------------------------------------------
                                                                                     YES             NO
--------------------------------------------------------------------------------------------------------------
  1  Are  workers  compensation,  general  liability  and other  necessary           N/A
     insurance  coverages  in effect?
--------------------------------------------------------------------------------------------------------------
  2  Are all premium payments paid current.                                          N/A
--------------------------------------------------------------------------------------------------------------
  3  Please itemized policies below.
--------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "no", or if any policies havebeen  cancelled  or not renewed  during the  reporting  period,  provide and explanation below. Attach additional sheets if necessary.

EYECORP, INC., AS A WHOLLY-OWNED SUBSIDIARY OF PRG, INC.,  IS COVERED
--------------------------------------------------------------------------------------------------------------
UNDER PRG'S POLICIES.
--------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                      TYPE OF POLICY                                                CARRIER       PERIOD             PAYMENT
                                                                                                  COVERED        AMOUNT  FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

================================================================================